                                                                    Exhibit 10.2

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of November 23, 1998, is entered into by and among Sprint Corporation, a Kansas corporation ("Sprint" or the "Company"), TCI Telephony Services, Inc., a Delaware corporation ("TCI"), Cox Communications, Inc., a Delaware corporation ("Cox"), and Comcast Corporation, a Pennsylvania corporation ("Comcast") (TCI, Cox and Comcast, collectively, the "Cable Stockholders"). Capitalized terms not otherwise defined herein will have the meaning given them in Section 1 of this Agreement.

          WHEREAS, in connection with the consummation of the transactions contemplated by the Restructuring and Merger Agreement, dated as of May 26, 1998 (the "Restructuring Agreement"), by and among Sprint and certain Affiliates (as defined below) of Sprint and the Cable Stockholders, each of the Cable Stockholders and/or one or more of their respective Affiliates, will receive shares of Series 2 PCS Stock (as defined below); and

          WHEREAS, this is the Registration Rights Agreement provided for by the Restructuring Agreement;

          NOW, THEREFORE, in consideration of the premises and of the mutual agreement and covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Certain Definitions.
          -------------------

          Affiliate: When used with respect to a specified Person, another Person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of the foregoing, the term "controls" (including the correlative meanings "controlled by" or under "common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          Agreement: This Registration Rights Agreement.

          Board:  As defined in Section 2(d).

          Business Day: Any day other than a Saturday, Sunday or other day on which commercial banking institutions in New York, New York are required or authorized by law to remain closed.

          Cable Stockholders:  As defined in the Preamble.

          Closing:  As defined in the Restructuring Agreement.
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          Closing Price:  As to any security, on any Trading Day means (i) the last reported sales price, regular way, for such Trading Day as reported on the principal national securities exchange on which such security is listed or admitted for trading or (ii) if such security is not listed or admitted for trading on any national securities exchange, the last reported sales price, regular way, for such Trading Day as reported on the National Market tier of The Nasdaq Stock Market or, if such security is not quoted on such National Market tier, the average of the highest bid and lowest asked prices on such Trading Day as reported on The Nasdaq Stock Market, or (iii) if such security is not listed or admitted to trading on any national securities exchange or The Nasdaq Stock Market, the average of the highest bid and lowest asked prices on such Trading Day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization.

          Comcast:  As defined in the Preamble.

          Comcast Stockholder Group: The Stockholder Group of which Comcast is a member.

          Commission: The Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act or the Exchange Act.

          Company:  As defined in the Preamble.

          Company Indemnified Parties: Sprint, its officers, directors, employees and agents, and each Person, if any, who controls Sprint within the meaning of either the Securities Act or the Exchange Act, and the officers, directors, employees and agents of the foregoing parties.

          Company Notice: As defined in Section 2(b)(i).

          Cox:  As defined in the Preamble.

          Cox Stockholder Group: The Stockholder Group of which Cox is a member.

          Demand Notice: As defined in Section 2(b)(i).

          Demand Registration: As defined in Section 2(a).

          Derivative Security: As defined in the definition of "Registrable Securities".

          Designated Representative: As defined in Section 8(b).

          DT: Deutsche Telekom AG, an Aktiengesellschaft organized under the laws of Germany.

          Exchange Act: The Securities Exchange Act of 1934, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, in each case as amended from time to time.

          FT: France Telecom S.A., a societe anonyme organized under the laws of France.

          FT/DT Incidental Registration Rights: The incidental registration rights granted to FT and DT by Sprint in Section 1.2 of that certain Registration Rights Agreement, dated as of January 31, 1996, among Sprint, FT and DT (as amended by the Amended and Restated Registration Rights Agreement, dated as of the date hereof (as so amended the "Amended FT/DT Agreement))".

          FT/DT Registrable Securities: The securities of Sprint held by FT and DT with respect to which Sprint has granted to both FT and DT the FT/DT Incidental Registration Rights.

          Incidental Registration: As defined in Section 3(a).

          Incidental Registration Right: As defined in Section 3(a).

          Indemnified Party: A Person claiming a right to indemnification pursuant to Section 6 of this Agreement.

          Indemnifying Party: A Person required to provide indemnification pursuant to Section 6 of this Agreement.

          Initial Registration Period: As defined in Section 2(b)(ii).

          Initiating Holders: The Original Initiating Holder, together with any other Stockholders joining in the Demand Registration initiated by the Original Initiating Holder pursuant to Section 2(b) of this Agreement.

          IPO: As defined in the Restructuring Agreement.

          Losses: Any losses, claims, damages or liabilities, and any related legal or other fees and expenses.

          Material Activity:  As defined in Section 2(d).

          Minimum Condition:  As defined in Section 2(b)(i).

          Non FT/DT Demand Holder: Any Third Party Demand Holder other than FT and DT (and their respective Affiliates).

          Original Initiating Holder:  As defined in Section 2(b)(i).

          Original Price: (i) if the IPO is consummated concurrently with the Closing, the price per share of Series 1 PCS Stock in the IPO and (ii) if the Recapitalization is effected concurrently with the Closing, the average of the Closing Prices for the Series 1 PCS Stock for the first twenty Trading Days commencing on the Fifth Trading Day following the Closing.

          Other Stockholder Group: As defined in Section 2(b)(i).

          PCS Group: As defined in the Amended and Restated Articles of Incorporation of Sprint.

          PCS Stock: The Series 1 PCS Stock, the Series 2 PCS Stock and the Series 3 PCS Stock.

          Person: Any individual, corporation, partnership, limited partnership, limited liability partnership, limited liability company, trust, association, organization or other entity.

          Prospectus: The prospectus included in a Registration Statement as of the date it becomes effective under the Securities Act and, in the case of references to the Prospectus as of a date subsequent to the effective date of the Registration Statement, as amended or supplemented as of such date, including all documents incorporated by reference therein, each as amended, and each applicable prospectus supplement relating to the offering and sale of any of the Registrable Securities pursuant to such Registration Statement.

          Recapitalization:  As defined in the Restructuring Agreement.

          Registrable Securities: All of (A) the shares of PCS Stock now owned on the date hereof or hereafter acquired (whether pursuant to purchase rights granted in the Restructuring Agreement, the exercise of any warrants or upon the conversion of any convertible preferred stock or otherwise) by the Stockholder Group of a Cable Stockholder other than shares acquired in violation of the Standstill Agreement, (B) any securities of the Company or its successors issued to Cox or any Affiliate of Cox pursuant to Section 13.6 of the Agreement of Limited Partnership of Cox Communications PCS, L.P., as amended by an amendment thereto dated as of the date of this Agreement, (C) any securities of the Company or its successors issued or issuable with respect to any shares referred to in subdivision (A) or (B) whether by way of conversion, exchange, dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, and (D) any Registrable Securities described in A, B or C that underlie any securities of a member of the Stockholder Group of a Cable Stockholder (any such security a "Derivative Security") the value of which relates to or is based upon the Registrable Securities described in (A) through (C) above or which are exchangeable for or convertible into such Registrable Securities, in each case to the extent any such Registrable Securities require registration by the Company in addition to registration of the

Derivative Securities by the applicable issuer thereof. As to any particular Registrable Securities, once acquired by a Stockholder, such securities shall cease to be Registrable Securities (w) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (x) when they shall have been sold pursuant to Rule 144 or Rule 145 (or any successor provisions) under the Securities Act or in any other transaction in which the applicable purchaser does not receive "restricted securities" (as such term is defined for purposes of Rule 144 under the Securities Act), (y) in the case of securities not acquired directly from Sprint or another Stockholder (I) if such securities did not, as of the time of the acquisition of such securities by such holder, constitute restricted securities, when such securities are held by a Person that, is not an "affiliate" (as such term is defined for purposes of Rule 144 under the Securities Act) of Sprint and (II) if such securities did, as of the time of the acquisition of securities by such holder, constitute restricted securities, when such securities can be sold without regard to the volume and manner of sale limitations set forth in Rule 144 (or any successor provision) or (z) when they shall have ceased to be outstanding.

          Registration Expenses: As defined in Section 5(a).

          Registration Rights Commencement Date: (i) if the IPO is consummated concurrently with the Closing, 180 days following the Closing, (ii) if the IPO is not consummated concurrently with the Closing but is consummated within 120 days of the Closing, the later of the ninetieth day following the IPO or 180 days following the Closing, or (iii) if the IPO is not consummated concurrently with the Closing or within 120 days thereafter, the 180th day following the Closing unless any Stockholder Group shall decide to exercise one of its rights to a Demand Registration after such 120th day following the Closing but prior to such 180th day following the Closing in which case the date the Demand Notice is given.

          Registration Statement: A registration statement (including the related Prospectus) of Sprint under the Securities Act on any form selected by Sprint for which Sprint then qualifies and which permits the sale thereunder of the number and type of Registrable Securities (and any other securities of Sprint) to be included therein in accordance with this Agreement by the applicable sellers in the manner described therein. The term "Registration Statement" shall also include all exhibits and financial statements and schedules and documents incorporated by reference in such Registration Statement when it becomes effective under the Securities Act, and in the case of the references to the Registration Statement as of a date subsequent to the effective date, as amended or supplemented as of such date.

          Restructuring Agreement:  As defined in the Recitals.

          Securities Act: The Securities Act of 1933, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, in each case as amended from time to time.

          Selling Stockholder: Any Stockholder whose Registrable Securities are included at the request of such Stockholder in any Registration Statement pursuant to Section 2 or Section 3.

          Series 1 PCS Stock: The PCS Common Stock--Series 1, par value $1.00 per share, of Sprint and any securities into or for which such securities are converted or exchanged by Sprint.

          Series 2 PCS Stock: The PCS Common Stock--Series 2, par value $1.00 per share, of Sprint and any securities into or for which such securities are converted or exchanged by Sprint.

          Series 3 PCS Stock: The PCS Common Stock--Series 3, par value $1.00 per share, of Sprint and any securities into or for which such securities are converted or exchanged by Sprint.

          Sprint:  As defined in the Preamble.

          Stockholder: Each of the members of the Stockholder Group of a Cable Stockholder.

          Stockholder Group: As to any Cable Stockholder, such Cable Stockholder, any Affiliates of such Cable Stockholder who own Registrable Securities and any other Person (w) to whom all or a portion of such Registrable Securities are transferred by any Person that was, immediately prior to such transfer, a Stockholder, (x) who continues to hold such Registrable Securities,
(y) to whom the transferring Stockholder has assigned any of its rights hereunder, in whole or in part, in accordance with the provisions hereof with respect to such Registrable Securities and (z) who has executed a counterpart hereof in connection with the transfer of such Registrable Securities.

          Stockholder Indemnified Parties: Each Selling Stockholder, its officers, directors, employees and agents, each Person (if any) who controls such Selling Stockholder within the meaning of either the Securities Act or the Exchange Act, and the officers, directors, employees and agents of the foregoing parties.

          TCI:  As defined in the Preamble.

          TCI Stockholder Group: The Stockholder Group of which TCI is a member.

          Third Party Demand Holders:  As defined in Section 3(b).

          Trading Day: Means a day on which the principal national securities exchange on which the Series 1 PCS Stock is listed or admitted to trading, or The Nasdaq Stock Market, as applicable, if the Series 1 PCS Stock is not listed or admitted to trading on any national securities exchange, is open for the transaction of business (unless such trading shall have been suspended for the entire day) or, if the Series 1 PCS Stock is not listed or admitted to trading on any national securities exchange or The Nasdaq Stock Market, any Business Day.


     2.   Demand Registration.
          -------------------

          (a)  Demand Registration Rights.
               --------------------------

          (i) Subject to Section 2(d) below, at any time on or after the Registration Rights Commencement Date each Stockholder Group shall have the right to require that Sprint register under the Securities Act the offer or sale of all or a portion of the Registrable Securities held by members of such Stockholder Group (including the offer or sale of Registered Securities upon issuance or settlement of any Derivative Security) upon the terms and subject to the conditions and limitations set forth herein (a "Demand Registration"). The number of Demand Registrations to which each Stockholder Group shall be entitled shall be as follows: the TCI Stockholder Group shall be entitled to six (6) Demand Registrations, the Cox Stockholder Group shall be entitled to three (3) Demand Registrations and the Comcast Stockholder Group shall be entitled to three (3) Demand Registrations.

          During the CP Preference Period (as defined in Section 3(b)(i)(z)), if a Non FT/DT Demand Holder exercises a right to a demand registration, Sprint shall deliver notice of such exercise to the Designated Representative of each Stockholder Group as soon thereafter as practicable. Upon receipt of such notice, a Stockholder Group shall be entitled to exercise a right to one of its Demand Registrations (a "Priority Demand"). Upon exercise of a Priority Demand, such Demand Registration shall proceed pursuant to the terms of this Section 2 and the exercise of the demand registration by the Non FT/DT Demand Holder shall be treated for all purposes as though it had not occurred. If provided for in the agreement between Sprint and such Non FT/DT Demand Holder, such Non FT/DT Demand Holder may be treated as having exercised incidental registration rights with respect to such Demand Registration without the taking of any further action by any person.

          (ii) In addition to the number of Demand Registrations granted to each Stockholder Group pursuant to the other provisions of this paragraph, if Cox or any Affiliate of Cox acquires Registrable Securities pursuant to Section 13.6 of the Agreement of Limited Partnership of Cox Communications PCS, L.P., as amended by an amendment thereto dated as of the date of this Agreement, the Cox Stockholder Group shall be entitled to one (1) additional Demand Registration.

          (iii) In addition to the number of Demand Registrations granted to each Stockholder Group pursuant to paragraph (i) above, each Stockholder Group shall have the right to a total of one (1) additional Demand Registration to be used in connection with the delivery or sale of Registrable Securities upon settlement of a Derivative Security (including any sale of shares the proceeds of which are used to settle such Derivative Security); provided, that such Stockholder Group shall pay all Registration Expenses in connection with such additional Demand Registration. Nothing in the immediately preceding sentence shall prevent a Stockholder Group from using one or more of its Demand Registrations pursuant to paragraph (i) above in connection with the settlement of a Derivative Security, in which case, all Registration Expenses shall be paid as set forth in Section 5.

          (b) Procedures for Demand Registrations.
              -----------------------------------

          (i) A Stockholder Group holding Registrable Securities (the "Original Initiating Holder") may elect to exercise its right to a Demand Registration pursuant to this Section 2 by furnishing Sprint and each other Cable Stockholder with written notice of such request (a "Demand Notice") which sets forth the number of Registrable Securities requested to be so registered and such Stockholder Group's intended method or methods of distribution of such Registrable Securities (including whether such Demand Registration is being effected in connection with the issuance or settlement of a Derivative Security). Upon receipt by Sprint of a Demand Notice, Sprint shall promptly notify the Designated Representative of each other Stockholder Group (the "Other Stockholder Groups") in writing of such request for registration and the Original Initiating Holder's intended method or methods of distribution (and any other information contained in the applicable Demand Notice). Upon receipt of such notice from Sprint (the "Company Notice"), the Designated Representative of each such Other Stockholder Group may simultaneously exercise any right to a Demand Registration held by such party by giving Sprint a written request (each such other Stockholder Group and the Original Initiating Holder making such a request being an "Initiating Holder") to include in the registration described in the Company Notice any or all of the Registrable Securities of the Stockholders in such Other Stockholder Group; provided, that such written request is given within ten (10) Business Days after the date on which the Company Notice is given (with such request stating (A) the amount of Registrable Securities to be so included, (B) such Other Stockholder Group's intended method or methods of distribution of such Registrable Securities, and (C) any other information that the Company Notice reasonably requests to be included in such notice from such Other Stockholder Group). A Demand Registration must request the registration of a total number of Registrable Securities (including for such purposes the securities proposed to be included in such registration by the Other Stockholder Groups exercising Demand Registration rights) with aggregate market value on the date of the delivery of the first applicable Demand Notice (before any underwriting or brokerage discounts and commissions) of not less than $200,000,000 (or if lower, a number of Registrable Securities with an aggregate value at the Original Price of not less than $200,000,000 but in no event with an aggregate market value on the date of the delivery of the first applicable Demand Notice of less than $175,000,000) (the "Minimum Condition"). Notwithstanding anything in this paragraph (i) to the contrary, if the Minimum Condition would not otherwise be satisfied, the Initiating Holders may increase the number of securities to be registered by them pursuant to this Section 2 in order to satisfy the Minimum Condition.

          (ii) Following the effectiveness of any given Demand Registration the Company shall not be obligated to register Registrable Securities pursuant to another Demand Registration prior to: (A) for the period beginning on the date hereof and ending at such time as the Selling Stockholders and their respective Affiliates have sold Registrable Securities and/or Derivative Securities having an aggregate offering price of $2,000,000,000 (excluding transfers solely between or among the Cable Stockholders and their Affiliates) (the "Initial Registration Period"), the three (3) month anniversary of the date of the applicable Demand Notice which satisfied the Minimum Condition; and (B) following the Initial Registration Period, the six month anniversary of the date of the applicable Demand Notice; provided, however, that a registration which is being effected for the settlement of Derivative Securities (not for the initial issuance of such Derivative Securities), whether pursuant to 2(a)(iii) or otherwise, shall not be considered a Demand Registration for purposes of this
Section 2(b)(ii).

          (iii) As soon as reasonably practicable after the date 10 days following the date on which the Company Notice is given or, if the Minimum Condition is not initially satisfied after such 10 days, then as soon as reasonably practicable after the date on which the applicable Initiating Holders shall have notified Sprint of their election to register a number of Registrable Securities which satisfy the Minimum Condition, Sprint shall file with the Commission and use its commercially reasonable efforts to cause to become effective as promptly as practicable (but in no event prior to any date specified in writing to the Company by the Original Initiating Holder for purposes of this clause (iii)) a Registration Statement which shall cover the Registrable Securities requested to be registered in the manner set forth above. Subject to the provisions of Section 2(c) below, each Registration Statement may also include securities to be sold for the account of Sprint, for Stockholders pursuant to Section 3 below who do not wish to join as Initiating Holders or for any other stockholder of the Company not holding Registrable Securities. In the case of the Registrable Securities referred to in clause (D) of the definition of such term, the Company's obligation to effect any such registration shall apply only to the Registrable Securities underlying the Derivative Securities to be issued by any Stockholder, and the applicable Stockholder shall be responsible for the separate registration of the securities to be issued by such Stockholder or any Affiliate of such Stockholder.

          (c) Underwriters; Limitation on Inclusion of Registrable Securities.
              ---------------------------------------------------------------
One or more Initiating Holders owning more than 50% of the Registrable Securities to be included in such registration by all Initiating Holders shall collectively have the right to select one co-lead joint book running managing underwriter for any underwritten public offering in connection with a Demand Registration, which co-lead joint book running managing underwriter shall be reasonably acceptable to Sprint. Sprint shall have the right to select the other co-lead joint book running managing underwriter. Notwithstanding the foregoing, in the case of an offering of a Derivative Security, such Initiating Holder(s) shall select the lead managing underwriter (who shall be the book running manager), and, if there are co-managers, (i) there shall be at least one non-book running co-lead manager selected by such Initial Holder(s) who is reasonably acceptable to Sprint; or (ii) if the Initiating Holder(s) shall require Sprint to participate in a "roadshow" pursuant to Section 4(a)(vii) in connection with such offering of a Derivative

Security, Sprint shall have the right to select a non-book running co-lead manager. Each Initiating Holder electing to participate in a Demand Registration involving an underwritten public offering shall, as a condition to Sprint's obligation hereunder to include such Initiating Holder's Registrable Securities in such Demand Registration, enter into and perform its obligations under an underwriting agreement or other similar arrangement in customary form with the lead managing underwriters of such offering. If the book running managing underwriters of any underwritten public offering in connection with a Demand Registration determine in good faith that the aggregate number of Registrable Securities to be offered exceeds the number of shares that could be sold without having an adverse effect on such offering (including the price at which the Registrable Securities may be sold), then the number of Registrable Securities to be offered for the accounts of the Initiating Holders in such offering shall be reduced or limited on a pro rata basis, in proportion to the respective numbers of Registrable Securities requested to be included in such offering by all Initiating Holders, to the extent necessary to reduce the total number of shares to be included in such offering to the amount recommended by the co-lead joint book running underwriters; provided, that if in connection with such Demand Registration, (i) Registrable Securities of a Selling Stockholder are being offered pursuant to such Selling Stockholder's Incidental Registration Rights under Section 3 or (ii) securities other than Registrable Securities are being offered (whether for the account of Sprint or for any stockholder of Sprint not exercising rights under this Section 2), such reduction shall be made: (w) first, from such securities held by Persons who are not Selling Stockholders other than FT or DT; (x) second, from securities proposed to be registered pursuant to FT/DT Incidental Registration Rights (together with securities being offered for the account of Sprint); (y) third, from the number of Registrable Securities requested to be included in such offering by Selling Stockholders pursuant to their Incidental Registration Rights, on a pro rata basis, based on the number of Registrable Securities requested to be included in the registration by Selling Stockholders pursuant to Incidental Registration Rights; and (z) last, from the number of Registrable Securities requested to be included in such offering by the applicable Initiating Holders on a pro rata basis, based on the number of Registrable Securities requested to be included in the registration by Initiating Holders. The Initiating Holders shall not be obligated to proceed with any Demand Registration if less than 75% of the Registrable Securities requested to be registered by each of the Initiating Holders are included in such registration. If the Initiating Holders so elect not to proceed, no Initiating Holder shall be deemed to have requested a Demand Registration in respect thereof, and the Initiating Holders shall pay all related out-of-pocket Registration Expenses reasonably incurred by the Company unless a registration statement shall be effected pursuant to Section 2(a)(i) within 180 days after such withdrawal.

          (d)  Delay of Filing or Sales.
               ------------------------

          (i) The Company shall have the right, exercisable by giving notice of the exercise of such right to the Designated Representatives of the Stockholder Groups of which the applicable Selling Stockholders are members, subject to the proviso below at any time and from time to time, to delay filing or the declaration of effectiveness of a registration statement or to require such Selling Stockbrokers not to sell any Registrable Securities pursuant to an effective registration statement for not in excess of 90 days beginning on the date on which such notice is given, or such shorter period of time as may be specified in such notice or in a subsequent notice delivered by the Company to such effect prior to or during the effectiveness of the registration statement, if (a) the Company is engaged in or proposes to engage in discussions or negotiations with respect to, or has proposed or taken a substantial step to commence, or there otherwise is pending, any merger, acquisition, other form of business combination, divestiture, tender offer, financing or other transaction, or there is an event or state of facts relating to the Company, in any such case which is material to the Company (any such negotiation, step, event or state of facts being herein called a "Material Activity"), (b) such Material Activity would, in the reasonable opinion of counsel for the Company, require disclosure so as to permit the Registrable Securities to be sold in compliance with law, and (c) such disclosure would, in the reasonable judgment of the Company, be adverse to its interests; provided, that the Company may not delay the filing of a registration statement or the sale of any Registrable Securities whether pursuant to one or more notices as set forth above for more than an aggregate of 90 days within any 12-month period.

          (ii) The Company shall have no obligation to include in any notice contemplated by paragraph (i) above any reference to or description of the facts based upon which the Company is delivering such notice.

          (iii) If Sprint shall postpone its obligations under this Agreement by reason of a Material Activity as described above, any Initiating Holder or other Selling Stockholder shall have the right to withdraw its request for such Demand Registration or Incidental Registration, respectively, by giving notice to Sprint at any time following said notice by Sprint and in the case of an Initiating Holder such request will be deemed not to have been made for purposes of determining the number of Demand Registrations which have been utilized by such Initiating Holder. No Stockholder Group shall make a demand for registration during the period of any such postponement until the Company notifies all Designated Representatives of the end of such Material Activity or the expiration of the 90 day period described above.

          (e) Withdrawal.  A Demand Registration shall not be deemed to have
              ----------
been effected for purposes of this Agreement (including the limitations on the number of Demand Registrations of each Cable Stockholder set forth in Section 2(a) above) until the applicable Registration Statement shall have been declared effective under the Securities Act by the Commission (and is not then subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason) for the period specified in
Section 2(f). Each Selling Stockholder may, no less than five (5) Business Days before any Registration Statement becomes effective, withdraw its Registrable Securities from inclusion therein; provided, that if such withdrawals result in the Minimum Condition not being satisfied, then the remaining Initiating Holders may nonetheless require Sprint to continue such Demand Registration if such remaining Initiating Holders (or Persons exercising incidental registration rights) either agree to include additional securities in such registration such that the Minimum Condition would be satisfied or agree to bear the Registration Expenses incurred by Sprint in connection with such Demand Registration. If (i) the Registration Statement does not remain effective under the Securities Act for the period specified in the first sentence of this paragraph (e) due to a stop order, injunction or other order of the Commission or other governmental agency, (ii) each of the Initiating Holders has not sold at least two-thirds of its Registrable Securities registered under such Registration Statement and (iii) such Registration Statement continues to not be effective for such reasons for a period exceeding an aggregate of ten (10) days during such period, then the Initiating Holders may elect to withdraw such Registration Statement by prompt written notice to the Company; and in such an event, such registration shall not be deemed to have been a Demand Registration by any Initiating Holder for purposes of the limitations on the number of Demand Registrations hereunder contained in Section 2(a), and the Company shall bear the Registration Expenses incurred in connection with such registration.

          (f) Effectiveness of Registration Statement.  In connection with any
              ---------------------------------------
Demand Registration pursuant to this Section 2, subject to Section 2(d), Sprint will use its best efforts to prepare and file with the Commission any amendments and supplements to the Registration Statement and the Prospectus used in connection therewith, and to take any other actions, as may be necessary to keep the Registration Statement and the Prospectus effective, current and in compliance with the provisions of the Securities Act, until the sooner to occur of (i) the sale of all of the Registrable Securities covered by such Registration Statement in accordance with the intended methods of distribution thereof or (ii) the 90th day following the effective date of such Registration Statement.

     3.   Incidental Registration.
          -----------------------

          (a) Notice of Incidental Registration.  If at any time following the
              ---------------------------------
Registration Rights Commencement Date, Sprint proposes to register under the Securities Act any shares of the same class as the Registrable Securities (for purposes of this Agreement shares of Series 1 PCS Stock, Series 2 PCS Stock and Series 3 PCS Stock shall be considered shares of the same class) (whether in an underwritten public offering or otherwise and whether or not for the account of Sprint or for any stockholder of Sprint, including Selling Stockholders registering Registrable Shares in a Demand Registration pursuant to Section 2) (other than a registration statement on Form S-4 (or any other registration statement registering shares issued in a merger, consolidation, acquisition or similar transaction) or Form S-8 or any successor or comparable forms, or a registration statement filed in connection with an exchange offer or any offering of securities solely to the Company's existing stockholders or otherwise pursuant to a dividend reinvestment plan, stock purchase plan or other employee benefit plan), in a manner which would permit the registration under the Securities Act of Registrable Securities for sale to the public, Sprint shall give written notice to the Designated Representative of each Stockholder Group any of whose members hold Registrable Securities of such same class or series of its intention to do so not later than ten (10) days prior to the anticipated filing date of the applicable Registration Statement. If the proposed registration is a Demand Registration, Sprint shall give the notice described in the preceding sentence but, as to any of the Stockholders, only to the Designated Representative of those Stockholder Groups that did not previously elect to become Initiating

Holders pursuant to Section 2 with respect to such Demand Registration. Upon receipt of any such notice by its respective Designated Representative each Stockholder shall have the right (an "Incidental Registration Right") to participate in such registration on the same basis as the planned method of distribution contemplated by the proposed registration by giving Sprint a written request to register any or all of such Stockholder's Registrable Securities of such same class or series in connection with the registration described in such written notice from Sprint within five (5) days after such notice has been given by Sprint (with such request stating (i) the amount of Registrable Securities to be included in such registration by such Stockholder and (ii) any other information that Sprint reasonably requests be included in such registration statement) (such registration, an "Incidental Registration"). Upon receipt of such request, Sprint will, subject to the provisions of Section 3(b) below, use its commercially reasonable efforts to cause all such Registrable Securities of such same class or series requested to be included in such Incidental Registration to be so included.

          (b) Limitation on Inclusion of Registrable Securities; Priorities.  If
              -------------------------------------------------------------
the proposed method of distribution in connection with such an Incidental Registration is an underwritten public offering and the lead or co-lead managing underwriters thereof determines in good faith that the number of such Registrable Securities to be included in such offering would adversely affect such offering (including an adverse effect on the price at which the securities proposed to be registered may be sold), the number of Registrable Securities to be offered for the account of the Selling Stockholders may, subject to Section 2(c) be reduced or limited in proportion to the number of Registrable Securities to be so offered by such Selling Stockholders to the extent necessary to reduce the total number of shares to be included in such offering to the amount recommended by such managing underwriter as follows:

               (i) in connection with an offering initiated by Sprint, all of the proceeds of which will be allocated to the PCS Group, if securities are being offered for the account of other Persons (including FT and/or DT and the Stockholders) such reduction shall be made:

                    (x) first, from the securities intended to be offered by
               such other Persons (other than those described in clause (i)(y) below);

                    (y) second, from (A) the number of securities requested to be included in such offering by the applicable Stockholders and
               (B) the number of FT/DT Registrable Securities requested to be included in such offering by FT and/or DT pursuant to the FT/DT Incidental Registration Rights on a pro rata basis, based on the number of Registrable Securities and FT/DT Registrable Securities which are requested to be included in such offering; and

                    (z) last, from the number of securities to be offered for
               the account of Sprint; provided, that no reduction pursuant to
               (i)(y) above
               shall be made from the securities of the Selling Stockholders until the end of the period (the "CP Preference Period") beginning on the Registration Rights Commencement Date and ending on the earlier of (i) the date upon which the Stockholders have sold Registrable Securities with an aggregate offering price for such Registrable Securities of $2,000,000,000 or (ii) the date which is 12 months after the Registration Rights Commencement Date;

               (ii) in connection with an offering initiated by any Person(s) other than Sprint or a Stockholder by means of a Demand Registration (each, a "Third Party Demand Holder"), such reduction shall be made:

                    (w) first, from the number of securities requested to be
               included in such offering by Persons (other than those described in clauses (ii)(x), (ii)(y) and (ii)(z) below) pursuant to incidental registration rights of such Persons or otherwise;

                    (x) second, (A) during the period (the "CP Secondary
               Preference Period") ending on the earlier of fourth anniversary of the Registration Rights Commencement Date or the date upon which the Stockholders have sold Registrable Securities with an aggregate offering price for such Registrable Securities of $3,000,000,000, from the number of securities to be included in such offering for the account of Sprint the proceeds of which will not be allocated to the PCS Group and (B) during the CP Preference Period, the number of securities to be included in such offering for the account of Sprint the proceeds of which will be allocated to the PCS Group;

                    (y) third, from (A) the number of Registrable Securities
               requested to be included in such offering by the applicable Stockholders, (B) the number of FT/DT Registrable Securities requested to be included in such offering by FT and/or DT pursuant to the FT/DT Incidental Registration Rights and (C) (1), following the CP Preference Period, the number of securities to be included in such offering for the account of Sprint the proceeds of which will be allocated to the PCS Group and (2) following the CP Secondary Preference Period, the number of securities to be included in such offering for the account of Sprint the proceeds of which will not be allocated to the PCS Group, on a pro rata basis, based on the number of Registrable Securities, FT/DT Registrable Securities and securities included by Sprint the proceeds of which will be allocated to the PCS Group which are requested to be included in the registration; and

                    (z) last, from securities being offered by the Third Party
               Demand Holders; and

               (iii) during the CP Secondary Preference Period, in connection with an offering initiated by Sprint a portion of the proceeds of which will not be allocated to the PCS Group, such reduction shall be made:

                    (w) first, from the number of securities held by Persons
               (other than those described in clauses (iii)(y) and (iii)(z) below) requested to be included in such offering by such Persons pursuant to incidental registration rights of such Persons or otherwise,

                    (x) second, from (A) the number of securities to be included in such offering for the account of Sprint the proceeds of which will not be allocated to the PCS Group and (B) during the CP Preference Period, the number of securities to be included in such offering for the account of Sprint the proceeds of which will be allocated to the PCS Group;

                    (y) third, from (A) the number of Registrable Securities
               requested to be included in such offering by the applicable Stockholders and (B) the number of FT/DT Registrable Securities requested to be included in such offering by FT and/or DT pursuant to the FT/DT Incidental Registration Rights, on a pro rata basis, based on the number of Registrable Securities and FT/DT Registrable Securities which are requested to be included in the registration; and

                    (z) last, following the CP Preference Period, the number of securities, if any, to be included in such offering for the account of Sprint the proceeds of which will be allocated to the PCS Group.

          Following the CP Secondary Preference Period, the priorities set forth in clause (iii) of the preceding sentence shall cease to apply and any offering of securities initiated by Sprint shall be treated as if the terms of clause (i) of the preceding sentence applied to such offering.

               (c) Delay or Withdrawal of Registration.  Sprint may, without the
                   -----------------------------------
     consent of any Stockholder, delay, suspend, abandon or withdraw any proposed registration in which any Stockholder has requested inclusion of such Stockholder's Registrable Securities pursuant to this Section 3; provided, that one or more applicable Selling Stockholders shall be entitled to continue such registration as a Demand Registration pursuant to
     Section 2 following any such withdrawal by Sprint to the extent that such registration by the Selling

     Stockholders making such election would otherwise satisfy the requirements of Section 2.

          (d) Withdrawal by Selling Stockholder.  Any Selling Stockholder may
              ---------------------------------
elect to withdraw its respective Registrable Securities from inclusion in an Incidental Registration at any time prior to five (5) Business Days prior to the then anticipated effective date of the applicable Registration Statement. No such withdrawal shall relieve any withdrawing Selling Stockholder of its obligation to pay expenses under Section 5.

          (e) Underwriters; Underwriting Agreement.  In connection with any
              ------------------------------------
Incidental Registration involving an underwritten public offering of securities of Sprint for the account of Sprint or a Third Party Demand Holder, (i) the managing and lead underwriters shall be selected by Sprint, unless otherwise provided in an agreement between Sprint and any Third Party Demand Holder, and
(ii) each Selling Stockholder electing to participate in such Incidental Registration shall, as a condition to Sprint's obligation hereunder with respect to such Selling Stockholder's Registrable Securities, enter into and perform its obligations under an underwriting agreement or other similar arrangement in customary form with the managing underwriter of such offering.

     4.   Obligations with Respect to Registration.
          ----------------------------------------

          (a) Obligations of Sprint. Whenever Sprint is obligated by the
              ---------------------
provisions of this Agreement to effect the registration of any Registrable Securities under the Securities Act, Sprint shall:

               (i) Subject to the provisions of Section 4(b), use its commercially reasonable efforts to cause the applicable Registration Statement to become effective as promptly as practicable, and to prepare and file with the Commission any amendments and supplements to the Registration Statement and to the Prospectus used in connection therewith as may be necessary to keep the Registration Statement and the Prospectus effective, current and in compliance with the provisions of the Securities Act, during the periods when Sprint is required by this Agreement to keep the Registration Statement effective and current.

               (ii) Within a reasonable time not to exceed ten (10) Business Days prior to filing a Registration Statement or Prospectus or any amendment or supplement thereto (other than any amendment or supplement in the form of a filing which the Company makes pursuant to the Exchange Act), furnish to the Designated Representative of each Selling Stockholder and each underwriter, if any, of the Registrable Securities covered by such Registration Statement copies of such Registration Statement or Prospectus as proposed to be filed, which documents will be subject to the reasonable review and comments of the Designated Representative of such Selling Stockholders (and their respective counsel) during such period, and Sprint will not file any Registration

     Statement or any Prospectus or any amendment or supplement thereto containing any statements with respect to such Selling Stockholders or the distribution of the Registrable Securities to be including in such Registration Statement for sale by such Selling Stockholders (or any Derivative Securities to be issued in connection therewith) if the Designated Representative of a Selling Stockholder shall reasonably object in writing. Thereafter, Sprint will furnish to the Designated Representative of such Selling Stockholder and each underwriter, if any, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Designated Representative of such Selling Stockholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Stockholder.

               (iii) After the filing of the Registration Statement, promptly notify each Selling Stockholder of Registrable Securities covered by such Registration Statement (by notice to the Designated Representative of the Stockholder Group of which such Selling Stockholder is a member) of the effectiveness thereof and of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered and promptly notify such Selling Stockholder of such lifting or withdrawal of such order.

               (iv) Immediately notify each Selling Stockholder holding Registrable Securities covered by the applicable Registration Statement (by notice to the Designated Representative of the Stockholder Group of which such Selling Stockholder is a member) at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of
     (i) the determination that a Material Activity exists or (ii) the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading and promptly make available to the Designated Representative of each such Selling Stockholder any such supplement or amendment, and subject to the provisions of this Agreement regarding the existence of a Material Activity, Sprint will promptly prepare and furnish to each such Selling Stockholder a supplement to or an amendment of such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

               (v) Enter into customary agreements (including an underwriting agreement in customary form including customary indemnification provisions) and perform its obligations under any such agreement(s) and shall take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

               (vi) Make available for inspection by any Selling Stockholder covered by such Registration Statement, any underwriter selected by a Selling Stockholder pursuant to Section 2(c) participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any such Selling Stockholder or underwriter, all financial and other records, pertinent corporate documents and properties of Sprint as shall be reasonably necessary to enable them to exercise their due diligence responsibility in connection therewith, and cause Sprint's officers, directors and employees to supply all information reasonably requested by any of such persons in connection with such Registration Statement. Information which Sprint determines, in good faith, to be confidential and notifies such Persons is confidential shall not be disclosed by such Persons unless (i) the release of such information is ordered pursuant to a subpoena or other order from a court, or other governmental agency or tribunal, of competent jurisdiction or (ii) such information becomes public other than through a breach by such persons of the confidentiality obligations of such Persons. Each such Selling Stockholder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any transactions in the securities of Sprint or for any other purpose unless and until such information is made generally available to the public.

               (vii) Except with respect to a Demand Registration pursuant to the first sentence of Section 2(a)(iii) to be effected solely for the delivery of Registrable Securities to holders of Derivative Securities upon settlement of a Derivative Security (as opposed to the sale of Registrable Securities the proceeds of which are used to settle a Derivative Security), provide, in the case of an underwritten public offering of Registrable Securities (including upon issuance of a Derivative Security), regardless of whether Registrable Securities are included therein pursuant to a request for a Demand Registration or an Incidental Registration, for participation by officers and employees of Sprint (including the management of any subsidiaries, departments or divisions of Sprint whose businesses comprise the PCS Group) in customary "road show" presentations as reasonably requested by one or more of the proposed managing underwriters for any such public offering.

               (viii) Furnish, in the case of an underwritten public offering, to the Designated Representative of each Selling Stockholder and to each underwriter a signed counterpart of (A) an opinion or opinions of in-house counsel or outside counsel to Sprint addressed to such Selling Stockholder and underwriters (on which opinion both such Selling Stockholder and each such underwriter shall be entitled to rely) and (B) a comfort letter or comfort letters from Sprint's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the holders of a majority of the Registrable Securities included in such Registration Statement or the managing underwriter therefor reasonably requests.

               (ix) Register or qualify the Registrable Securities covered by a Registration Statement under the securities or blue sky laws of such United States jurisdictions as the Designated Representatives shall reasonably request, and do any and all other acts and things which may be necessary to enable each Selling Stockholder to consummate the disposition in such jurisdictions of such Registrable Securities in accordance with the method of distribution described in such Registration Statement; provided, that Sprint shall in no event be required (A) to qualify to do business as a foreign corporation in any jurisdiction where it is not otherwise required to be so qualified, (B) to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction, (C) to execute or file any general consent to service of process under the laws of any jurisdiction or (D) to subject itself to taxation in any jurisdiction where it has not theretofore done so.

               (x) Use its commercially reasonable efforts to cause such Registrable Securities covered by a Registration Statement to be listed on the principal exchange or exchanges or qualified for trading on the principal over the counter market on which securities of the same class and series as the Registrable Securities (or into which such Registrable Securities will be or have been converted) are then listed or traded upon the sale of such Registrable Securities pursuant to such Registration Statement.

               (xi) Make and keep information publicly available relating to Sprint so as to satisfy the requirements of Rule 144 under the Securities Act (or any successor or corresponding rule) and file with the Commission all reports and other documents required of Sprint under the Securities Act and the Exchange Act in a timely manner.

               (xii) Make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act (provided that Sprint shall not be deemed in violation of this paragraph so long as it files customary quarterly reports with the Commission for such period), and not file any amendment or supplement to such Registration Statement or Prospectus to which any of the Designated Representatives of the Selling Stockholders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act.

          (b) Selling Stockholders' Obligations.  Sprint's obligations under
              ---------------------------------
this Agreement to a Selling Stockholder shall be conditioned upon such Selling Stockholder's compliance with the following:

               (i) Such Selling Stockholder shall cooperate with Sprint in connection with the preparation of the Registration Statement, and for so long as Sprint is obligated to keep the Registration Statement effective, such Selling Stockholder will provide to Sprint, in writing, for use in the Registration Statement, all information regarding such Selling Stockholder, its intended method of disposition of the applicable Registrable Securities, and such other information as Sprint may reasonably request to prepare the Registration Statement and Prospectus covering the Registrable Securities and to maintain the currency and effectiveness thereof.

               (ii) Such Selling Stockholder agrees that, upon receipt of any notice from its Designated Representative delivered by Sprint of the happening of any event of the kind described in Section 4(a)(iv), such Selling Stockholder will forthwith discontinue its offering and sale of Registrable Securities pursuant to the applicable Registration Statement until such Selling Stockholder's receipt of either (A) notice from Sprint that a Material Activity no longer exists (but for no longer than the end of the ninety (90) day period described in Section 2(d)) or (B) the copies of the supplemented or amended Prospectus contemplated by Section 4(a)(iv), and, in either case, if so directed by Sprint, such Stockholder will deliver to Sprint all copies in its possession of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice.

          (c) Mutual Obligation of Sprint and Selling Stockholders.  Sprint and
              ----------------------------------------------------
each Selling Stockholder agree to cooperate to effect the conversion of all shares of Series 2 PCS Stock to be sold by such Selling Stockholder pursuant to any Registration Statement filed pursuant to this Agreement into shares of Series 1 PCS Stock upon the closing of such sale (or any other securities of the Company into which any Registrable Securities may become convertible as a result of such sale). Such cooperation shall include, but not be limited to, the endorsement and exchange of any certificates representing Series 2 PCS Stock for certificates representing a like amount of Series 1 PCS Stock.

          (d) Underwriting Agreement.  Neither Sprint nor any other Person may
              ----------------------
participate in any underwritten public offering in connection with a Demand Registration or an Incidental Registration unless such Person (i) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Person or Persons selecting the lead managing underwriter(s) for such offering and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

          (e)  Holdbacks.
               ---------

          (i) If Sprint shall file a Registration Statement pursuant to Section 2 or covered by Section 3 in connection with an underwritten public offering by a Selling Stockholder of Derivative Securities or Registrable Securities and the lead managing underwriter or underwriters advise Sprint in writing (in which case Sprint shall promptly notify the Stockholders) that a public sale or distribution (including a sale pursuant to Rule 144 under the Securities Act) of Registrable Securities other than pursuant to the underwritten public offering contemplated by such Registration Statement would materially adversely impact such underwritten public offering, then each Stockholder agrees to the extent not inconsistent with applicable law, to refrain from effecting any public sale or distribution of Registrable Securities or securities convertible into, or exchangeable or exercisable for, or the value of which relates to or is based upon, such securities during the ten days prior to, and during the ninety day period beginning on, the effective date of such Registration Statement or such shorter period as may be requested by such underwriters, except as part of such underwritten public offering, in each case including a sale pursuant to Rule 144; provided, that the limitation set forth in this paragraph (e)(i) shall not apply to any public sale or distribution of Registrable Securities made in connection with the settlement of a Derivative Security or if such limitation would arise solely due to the exercise of Incidental Registration Rights by one or more other Stockholders.

          (ii) Sprint agrees (A) not to engage in any public sale or distribution of any securities of the same class or series as the Registrable Securities or securities convertible into, or exchangeable or exercisable for, or the value of which relates to or is based upon, such securities during the ten days prior to, and during the 90-day period beginning on, the effective date of any Registration Statement filed pursuant to any public offering of Registrable Securities (including any offering of Derivative Securities to the extent the lead book running managing underwriter for such offering advises Sprint in writing that a public sale or distribution during such 90-day period (including a sale pursuant to Rule 144 under the Securities Act) of Registrable Securities by Sprint other than pursuant to the underwritten public offering contemplated by such registration statement would materially adversely impact such underwritten public offering), but not including the delivery of Registrable Securities to holders of Derivative Securities upon settlement of such Derivative Securities, except as part of such registration and (B) that the Amended FT/DT Agreement and any agreement entered into after May 26, 1998 pursuant to which Sprint agrees to register or to permit the participation in the registration of any securities of Sprint shall contain a provision under which holders of any such securities agree not to effect any public sale or distribution of any such securities during the periods described in clause (A) above, in each case including a sale pursuant to Rule 144; provided, that the limitation set forth in this paragraph (e)(ii) shall not apply to: (w) registrations on Form S-4 or any other registration of shares issued in a merger, consolidation, acquisition or similar transaction or on Form S-8, or any successor or comparable forms or a registration statement filed in connection with an exchange offer of securities of the Company made solely to the Company's existing stockholders or otherwise pursuant to a dividend reinvestment plan, stock purchase plan or other employee benefit plan; (x) sales upon exercise or exchange, by the holder thereof, of options, warrants or convertible securities;
(y) any other agreement to issue equity securities or securities convertible into, or exchangeable or exercisable for, such securities in effect on the date the Selling Stockholders deliver the applicable request for registration to Sprint pursuant to Section 2 or Section 3; and (z) any employee benefit plan (if necessary to allow such plan to fulfill its funding obligations in the ordinary course).

     5.   Expenses of Registration.
          ------------------------

          (a) Registration Expenses.  Except as provided in paragraphs (b) and
              ---------------------
(c) below, all Registration Expenses incurred in connection with any Demand Registration or Incidental Registration and the distribution of any Registrable Securities in connection therewith shall be borne by Sprint. For purposes of this Agreement, the term "Registration Expenses" shall mean all (i) registration, qualification and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws, (iii) printing expenses (or comparable duplication expenses), delivery charges and escrow fees, (iv) fees and disbursements of counsel for Sprint, (v) customary fees and expenses for independent certified public accountants retained by Sprint (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters), (vi) fees and expenses of any special experts retained by Sprint in connection with such registration and (vii) fees and expenses of listing the Registrable Securities on a securities exchange or over the counter market.

          (b) Selling Stockholder Expenses.  Each Selling Stockholder shall pay
              ----------------------------
all stock transfer fees or expenses (including the cost of all transfer tax stamps), if any, all underwriting or brokerage discounts and commissions and all fees and disbursements of counsel for such Selling Stockholder attributable to the distribution of the Registrable Securities of such Selling Stockholder included in such registration.

          (c) Internal Expenses of Sprint.  Notwithstanding any other provision
              ---------------------------
of this Agreement, Sprint shall be obligated to bear all internal expenses of Sprint in connection with any Demand Registration or Incidental Registration (including, without limitation, all salaries and expenses of its officers and employees performing accounting and legal functions and related expenses).

     6.   Indemnification.
          ---------------

          (a) By Sprint. Sprint agrees to indemnify and hold harmless each
              ---------
Stockholder Indemnified Party from and against any Losses, joint or several, to which such Stockholder Indemnified Party may become subject under the Securities Act, the Exchange Act, state securities or blue sky laws, common law or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the applicable Registration Statement or Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and Sprint will reimburse each such Stockholder Indemnified Party for any reasonable fees and expenses of outside legal counsel for such Stockholder Indemnified Parties, or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such claims; provided, that Sprint will not indemnify or hold harmless any Stockholder Indemnified Party from or against any such Losses (including any related expenses) to the extent such Losses (including any related expenses) result from an untrue statement, omission or allegation thereof which were (x) made in reliance upon and in conformity with written information provided by or on behalf of the applicable Selling Stockholder specifically for use or inclusion in the applicable Registration Statement or Prospectus or (y) made in any Prospectus used after such time as Sprint advised such Selling Stockholder that the filing of a post-effective amendment or supplement thereto was required, except that this proviso shall not apply if the untrue statement, omission or allegation thereof is contained in the Prospectus as so amended or supplemented. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Stockholders Indemnified Parties and shall survive the transfer of such securities by the Selling Stockholders.

          (b) By Selling Stockholders.  Each Selling Stockholder, individually
              -----------------------
and not jointly, agrees to indemnify and hold harmless each Company Indemnified Party and each other Stockholder Indemnified Party from and against any Losses, joint or several, to which such Company Indemnified Party or any other Stockholder Indemnified Party may become subject, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the applicable Registration Statement or the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if the statement or omission was made in reliance upon and in conformity with written information provided by or on behalf of such Selling Stockholder or any person who controls such Selling Stockholder specifically for use or inclusion in the applicable Registration Statement or Prospectus; provided, that such Selling Stockholder will not indemnify or hold harmless any Company Indemnified Party or other Stockholder Indemnified Party from or against any such Losses (including any related expenses) (i) to the extent the untrue statement, omission or allegation thereof upon which such Losses (including any related expenses) are based was made in any Prospectus used after such time as such Selling Stockholder advised Sprint that the filing of a post-effective amendment or supplement thereto was required, except the Prospectus as so amended or supplemented, or (ii) in an amount that exceeds the net proceeds received by such Selling Stockholder from the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation by or on behalf of the Company Indemnified Parties or the Stockholder Indemnified Parties, and shall survive the transfer of such securities by the Selling Stockholder.

          (c) Derivative Securities. In connection with the offering of any
              ---------------------
Derivative Securities:

          (i) In addition to any obligations that it may have with respect to the applicable Registration Statement and Prospectus under (a) and (b) above, Sprint agrees to indemnify and hold harmless each Stockholder Indemnified Party from and against any Losses, joint or several, to which such Stockholder Indemnified Party may become subject under the Securities Act, the Exchange Act, state securities or blue sky laws, common law or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the applicable registration statement or prospectus for registering and offering such Derivative Securities, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent such Losses (including any related expenses) result from an untrue statement, omission or allegation thereof which were made in reliance upon and in conformity with written information provided by or on behalf of Sprint specifically for use or inclusion in the applicable registration statement or prospectus.

          (ii) In addition to any obligations that it may have with respect to the applicable Registration Statement and Prospectus under (a) and (b) above, the applicable Selling Stockholder agrees to indemnify and hold harmless each Company Indemnified Party from and against any Losses, joint or several, to which such Company Indemnified Party may become subject under the Securities Act, the Exchange Act, state securities or blue sky laws, common law or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the applicable registration statement or prospectus for registering and offering such Derivative Securities, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and such Selling Stockholder will reimburse each such Company Indemnified Party for any reasonable fees and expenses of outside legal counsel for such Company Indemnified Parties, or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such claims; provided, that such Selling Stockholder will not indemnify or hold harmless any Company Indemnified Party from or against any such Losses (including any related expenses) to the extent such Losses (including any related expenses) result from an untrue statement, omission or allegation thereof which were made in reliance upon and in conformity with written information provided by or on behalf of any Company Indemnified Party specifically for use or inclusion in the applicable registration statement or prospectus.

          (iii) Any indemnity under this Section 6(c) shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Parties.

          (d) Procedures.  Each Indemnified Party shall give notice to each
              ----------
Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnifying Party may participate at its own expense in the defense, or if it so elects, assume the defense of any such claim and any action or proceeding resulting therefrom, including the employment of counsel and the payment of all expenses. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party from its obligations to indemnify such Indemnified Party, except to the extent the Indemnified Party's failure to so notify actually prejudices the Indemnifying Party's ability to defend against such claim, action or proceeding. In the event that the Indemnifying Party elects to assume the defense in any action or proceeding, an Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but such Indemnified Party shall pay the fees and expenses of such separate counsel unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there is or would be a conflict of interest between such Indemnified Party and the Indemnifying Party in the conduct of the defense of such action (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not assume the defense of such action or proceeding on such Indemnified Party's behalf, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all Indemnified Parties, which firm shall be designated in writing by the applicable Indemnified Parties; provided, however, that the Indemnifying Party shall be liable for up to two separate firms of attorneys for the Indemnified Parties as are required if, as to any Indemnified Party, such Indemnified Party shall have been advised by counsel that there is or would be a conflict of interest between such Indemnified Party and any other Indemnified Party in the conduct of the defense of such action). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, (which consent will not be unreasonably withheld) consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (e) Contribution.  If the indemnification provided for under this
              ------------
Section 6 is unavailable to or insufficient to hold the Indemnified Party harmless under subparagraphs (a), (b) or (c) above in respect of any Losses referred to therein for any reason other than as specified therein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other, in connection with the statements or omissions which resulted in such Losses. The relative fault of each Indemnifying Party or Indemnified Party, as the case may be, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by

(or which was failed to be supplied by) such Indemnifying Party or Indemnified Party, such party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. If contribution based upon the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, is not available, then the Indemnifying Party shall contribute to the amount paid or payable by Indemnified Party as a result of Losses in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party, on the one hand, and such Indemnified Party, on the other, from the subject offering or distribution. The relative benefits received by the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, shall be deemed to be in the same proportion as the net proceeds of the offering or other distribution received by the Indemnifying Party bears to the net proceeds of the offering or other distribution received by the Indemnified Party. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) Derivative Security Offerings.  In the case of any registration of
              -----------------------------
Registrable Securities in connection with the issuance of Derivative Securities, it shall be a condition to Sprint's obligation to proceed under this Agreement that the appropriate Stockholder shall provide, in a manner reasonably satisfactory to Sprint, indemnification, contribution and other rights in favor of Sprint, each director and officer of Sprint and each other Person, if any, who controls Sprint within the meaning of either of the Securities Act or the Exchange Act with respect to the Derivative Securities issued by the applicable Stockholder and the registration thereof, in the same manner and to the same extent as those rights provided to the Selling Stockholders in the case of registrations of other Registrable Securities hereunder.

     7.   Limitation on Other Registration Rights.  Notwithstanding any other
          ---------------------------------------
provision of this Agreement, without the unanimous prior written consent of the Stockholders, evidenced by the consent of each Designated Representative, Sprint shall not grant to any person any demand registration right, incidental registration right or other right that would be inconsistent with any of the rights granted to Stockholders herein.

     8.   Miscellaneous.
          -------------

          (a) Notices.  All notice, requests, demands, waivers and other
              -------
communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed, certified or registered mail with postage prepaid, or sent by reliable overnight courier, or facsimile transmission, as follows:

               (i)  if to Sprint:

                    Sprint Corporation
                    2330 Shawnee Mission Parkway, East Wing
                    Westwood, Kansas  66205
                    Attention:  General Counsel
                    Facsimile:  (913) 624-8426

                    with a copy to :

                    King & Spalding
                    191 Peachtree Street
                    Atlanta, Georgia  30303
                    Attention:  Bruce N. Hawthorne
                    Facsimile:  (404) 572-5146

               (ii) if to the Stockholders:

                (A) TCI Telephony Services, Inc.
                    c/o Tele-Communications, Inc.
                    5619 DTC Parkway
                    Englewood, Colorado  80111
                    Attention:  Stephen M. Brett
                    Facsimile:  (303) 488-3245

                    with a copy to:

                    Baker & Botts, L.L.P.
                    599 Lexington Avenue
                    New York, New York  10022-6030
                    Attention:  John L. Graham
                    Facsimile:  (212) 705-5125

                (B) Comcast Corporation
                    1500 Market Street
                    Philadelphia, Pennsylvania  19102-2148
                    Attention:  General Counsel
                    Facsimile:  (215) 981-7794
                    with a copy to:

                    Davis Polk & Wardwell
                    450 Lexington Avenue
                    New York, New York  10017
                    Attention:  Dennis S. Hersch
                    Facsimile:  (212) 450-4800

                (C) Cox Communications, Inc.
                    1400 Lake Hearn Drive, NE
                    Atlanta, Georgia  30319
                    Attention:  Dallas Clement
                    Facsimile:  (404) 847-6336

                    with a copy to :

                    Dow Lohnes & Albertson, PLLC
                    1200 New Hampshire Ave., N.W.
                    Suite 800
                    Washington, D.C.  20036
                    Attention:  David D. Wild
                    Facsimile:  (202) 776-2222

or to such other person or address as any party shall specify by notice in writing to the other party. All notices and other communications given to a party in accordance with the provisions of this Agreement shall be deemed to have been given (i) three (3) Business Days after the same are sent by certified or registered mail, postage prepaid, return receipt requested, (ii) upon receipt when delivered by hand or transmitted by facsimile (confirmation received) or
(iii) one (1) Business Day after the same are sent by a reliable overnight courier service, with acknowledgment of receipt requested. Notwithstanding the preceding sentence, notice of change of address shall be effective only upon actual receipt thereof.

          (b) Actions by Members of a Stockholder Group.  All actions and
              -----------------------------------------
determinations by, and all notices by or to, a Stockholder Group or any member thereof shall be deemed validly taken or made (in the case of actions or determinations) or given (in the case of notices), if taken, made or given, as the case may be, by or to the Designated Representative of its Stockholder Group, which shall initially be (i) TCI (in the case of the TCI Stockholder Group), (ii) Cox (in the case of the Cox Stockholder Group) and (iii) Comcast (in the case of the Comcast Stockholder Group), and such actions, determinations and notices shall be binding upon all members of any such Stockholder Group for all purposes of this Agreement. Any notice to a Stockholder shall be deemed given if provided to the Designated Representative for such Stockholder and after the giving of such notice to the applicable Designated Representative, Sprint shall have no further duty to give such notice to such Stockholder. Upon receipt of any such notice, the Designated Representative shall promptly forward such notice to all members of its Stockholder Group who would have the right to receive such notice. If any of TCI, Cox or Comcast (or any successor thereto pursuant to this sentence) is no longer in existence or no longer beneficially owns any Registrable Securities, but its Stockholder Group (or a successor or permitted assign thereof) continues to have rights and/or obligations hereunder, then such Stockholder shall appoint one such continuing entity as its replacement as Designated Representative of its Stockholder Group; provided, that if no such appointment is made, then Sprint may reasonably select such replacement. At such time as no Affiliates of any of TCI, Cox or Comcast beneficially own any Registrable Securities, but assignees of Registrable Securities originally owned by such Cable Stockholder's Stockholder Group continue to have rights and/or obligations hereunder, then such assignee Stockholder may designate itself or one of its Affiliates as a Designated Representative by written notice to Sprint and each of the other Stockholders. Each member of another Stockholder Group may rely upon the notification or advice of a Designated Representative with respect to any matter relating to the members of such Designated Representative's Stockholder Group. To the extent any party to this Agreement is required to take any action hereunder, it agrees to use its reasonable best efforts to cause the other members of its Stockholder Group to take such action.

          (c) Amendment.  Any provision of this Agreement may be amended or
              ---------
modified in whole or in part at any time by an agreement in writing among Sprint and the Designated Representatives of each of the parties hereto, executed in the same manner as this Agreement. No consent, waiver or similar act shall be effective unless in writing.

          (d) Entire Agreement.  This Agreement constitutes the entire agreement
              ----------------
among the parties hereto and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

          (e) Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          (f) Governing Law.  This Agreement shall be governed by and
              -------------
interpreted in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws.

          (g) Assignment.  Provided the terms of this Section 8(g) are followed,
              ----------
any holder of Registrable Securities may transfer any of its rights hereunder, without the consent of Sprint, to any Person to whom such holder transfers any Registrable Securities, whether such transfer is by sale, gift, assignment, pledge or otherwise; provided, that such transfer is not made pursuant to an effective Registration Statement or pursuant to Rule 144 or Rule 145 (or any successor provisions) under the Securities Act or in any other manner the effect of which is to cause the transferred securities to be freely transferable without regard to the volume and manner of sale limitations set forth in Rule 144 (or any successor provision) in the hands of the transferee as of the date of such transfer. The nature and extent of any rights assigned, including the number of Demand Registration rights assigned to the applicable assignee, shall be as agreed to between the assigning party and the assignee; provided, that any Person to whom Demand Registration rights or Incidental Registration Rights are assigned shall thereafter be deemed a member of the Stockholder Group of which the assigning party was a member immediately prior to such assignment. No Person may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee, identifying the securities of the Company as to which the rights in question are being assigned and providing a detailed description of the nature and extent of the rights that are being assigned. Any assignee hereunder shall receive such assigned rights subject to all the terms and conditions of this Agreement, including, without limitation, the provisions of this Section 8(g). Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (h) Binding Agreement; No Third Party Beneficiaries.  This Agreement
              -----------------------------------------------
will be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. Except as set forth herein and by operation of law, no party to this Agreement may assign or delegate all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of each other party to this Agreement.

          (i) Termination.  The Incidental Registration Rights of each
              -----------
Stockholder hereunder shall terminate when all Demand Registrations of all Stockholder Groups in the aggregate have been effected.



                           [Signature page follows.]

          IN WITNESS WHEREOF, Sprint and each of the required Designated Representatives of the other parties hereto have executed this Agreement as of the date first above written.

SPRINT CORPORATION


                                     By:  /s/ Don A. Jensen
                                        ---------------------------------------
                                        Name: Don A. Jensen
                                        Title:   Vice President and Secretary

                                     TCI TELEPHONY SERVICES, INC.


                                     By:  /s/ Gary S. Howard
                                        ---------------------------------------
                                        Name: Gary S. Howard
                                        Title:    President

                                     COX COMMUNICATIONS, INC.


                                     By:  /s/ David M. Woodrow
                                        ---------------------------------------
                                        Name: David M. Woodrow
                                        Title: Senior Vice President,
                                               New Business Development

                                     COMCAST CORPORATION


                                     By:  /s/ Arthur R. Block
                                        ---------------------------------------
                                        Name: Arthur R. Block
                                        Title:   Vice President